UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------------------

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                   May 9, 2005
                                ----------------
                        (Date of earliest event reported)
                                 Date of Report

                      TransCommunity Financial Corporation
                           ---------------------------
               (Exact name of registrant as specified in its charter)


        Virginia              000-33355                54-2032355
        --------              ---------                ----------

    (State or other          (Commission             (IRS Employer
      jurisdiction           File Number)         Identification No.)
   of incorporation)


               4235 Innslake Drive, Glen Allen, Virginia 23060
            -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                               (804) 934-9999
                               --------------
             (Registrant's telephone number, including area code)

                                     n/a
        --------------------------------------------------------------
       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)

On May 9, 2005, management of TransCommunity Financial Corporation ("TransCommunity") determined that its 2004 financial statements included in its Form 10-KSB, filed with the Securities and Exchange Commission on March 30, 2005, underreported TransCommunity's consolidated noninterest expense and, correspondingly, underreported its consolidated net loss for 2004, in each case by approximately $254,000. These errors resulted from a failure to properly eliminate an inter-company asset at TransCommunity's subsidiary bank level that had been established to satisfy regulatory requirements but that should have been eliminated in the process of consolidating the financial statements of its subsidiary banks in order to report TransCommunity's financial condition and results of operations on a consolidated basis. This change also affects TransCommunity's consolidated stockholder's equity and its consolidated net loss per share for 2004.

TransCommunity intends to file an amended Annual Report on Form 10-KSB/A, containing corrected financial statements for 2004, immediately following the filing of this Current Report on Form 8-K. For the reasons stated, management of TransCommunity has concluded that TransCommunity's previously issued financial statements for the year ended December 31, 2004 contained in TransCommunity's Annual Report on Form 10-KSB should no longer be relied upon with respect to the matters described herein.

Management of TransCommunity has discussed these matters with S.B. Hoover & Company, L.L.P., the independent registered public accounting firm that audited TransCommunity's financial statements for 2004. TransCommunity has determined to retain a different independent registered public accounting firm for 2005, but its decision to change auditors was not related to the matters described herein in any respect.

Item 9.01   Financial Statements and Exhibits

     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TRANSCOMMUNITY FINANCIAL CORPORATION
                                                      (Registrant)


Date:  May 12, 2005             By:  /s/ William C. Wiley
                                     -----------------------------
                                Name: William C. Wiley
                                Title:  Chairman and Chief Executive Officer